Exhibit 8(iv) under Form N-1A
                       Exhibit 10 under Item 601/Reg. S-K

                                 Amendment No. 3
                                  to Schedule A

                                    Argentina
                                    Australia
                                     Austria
                                     Belgium
                                     Brazil
                                     Canada
                                      Chile
                                      China
                                    Colombia
                                 Czech Republic
                                     Denmark
                                     Finland
                                     France
                                     Germany
                                     Greece
                                    Hong Kong
                                     Hungary
                                      India
                                    Indonesia
                                     Ireland
                                     Israel
                                      Italy
                                      Japan
                                      Korea
                                    Malaysia
                                     Mexico
                                     Morocco
                                   Netherlands
                                   New Zealand
                                     Norway
                                    Pakistan
                                      Peru
                                   Philippines
                                     Poland
                                    Portugal
                                     Russia
                                    Singapore
                                 Slovak Republic
                                  South Africa
                                      Spain
                                    Sri Lanka
                                     Sweden
                                   Switzerland
                                     Taiwan
                                    Thailand
                                     Turkey
                                 United Kingdom
                                    Venezuela

   dated:October 27, 1997; Marshall Funds, Inc. Regular Board Meeting